                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 28, 2003

                                 Date of Report

                            LNR PROPERTY CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



               DELAWARE                 001-13223               65-0777234
     (State or Other Jurisdiction      (Commission            (IRS Employer
           of Incorporation)           File Number)        Identification Number)




1601 WASHINGTON AVENUE, SUITE 800, MIAMI BEACH, FLORIDA       33139
        (Address of Principal Executive Offices)             (Zip Code)


                                 (305) 695-5500
              (Registrant's Telephone Number, Including Area Code)

ITEM  7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits


Exhibit No.            Description of Document
-----------            -----------------------

99.1                   Press release issued by LNR Property Corporation on February 27, 2003

99.2                   Press release issued by LNR Property Corporation on February 28, 2003

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ITEM  9. REGULATION FD

      On February 27, 2003, LNR Property Corporation (the "Company") issued a press release containing information about its earnings expectations for the first fiscal quarter which ends on February 28, 2003. In addition, on February
28, 2003, the Company issued a press release announcing that it has agreed to sell $200 million principal amount of its 5.5% Contingent Convertible Senior
Subordinated Notes due 2023 in a private placement for resale to qualified institutional buyers. Copies of these press releases are filed as exhibits to this Report.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2003



                                           By: /s/ Shelly Rubin
                                               -----------------------------
                                           Name:   Shelly Rubin
                                           Title:  Chief Financial Officer
                                                   (Principal Financial Officer)

                                  EXHIBIT INDEX

Exhibit No.                Description of Document
-----------                -----------------------

99.1                       Press release issued by LNR Property Corporation on  February 27, 2003.

99.2                       Press release issued by LNR Property Corporation on  February 28, 2003.






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